Exhibit 99.1

FOR IMMEDIATE RELEASE

NORWOOD FINANCIAL CORP

ANNOUNCES SECOND QUARTER EARNINGS

Honesdale, Pennsylvania - July 23, 2021

Lewis J. Critelli, President and Chief Executive Officer of Norwood Financial Corp (Nasdaq Global Market-NWFL) and its subsidiary, Wayne Bank, announced record earnings for the three months ended June 30, 2021 of $5,755,000, which was $4,267,000, or 287%, higher than the similar period of last year. The increase reflects the benefits derived from the Company’s acquisition of UpState New York Bancorp, Inc. (“UpState”), which closed on July 7, 2020, and fee income related to Paycheck Protection Program (“PPP”) loans. Earnings per share (fully diluted) were $0.70 in the 2021 period compared to $0.24 in the same period of last year. The annualized return on average assets for the three months ended June 30, 2021 was 1.15%, while the annualized return on average tangible equity was 13.63%. Net income for the six months ended June 30, 2021 totaled $11,296,000, which is $6,729,000 higher than the same six-month period of 2020 due to the benefits derived from the acquisition of UpState and PPP fees earned. Earnings per share (fully diluted) for the six months ended June 30, 2021 were $1.38 compared to $0.73 for the six months ended June 30, 2021. The annualized return on average assets for the six months ended June 30, 2021 was 1.16%. The annualized return on average tangible equity for the six months ended June 30, 2021 was 13.53%.

Total assets as of June 30, 2021 were $2.026 billion, with loans receivable of $1.387 billion, deposits of $1.689 billion and stockholders’ equity of $200.5 million. Loans receivable increased $398.0 million since June 30, 2020, while total deposits increased

$602.7 million. The increases reflect the balances acquired from UpState and the impact from economic stimulus, including loans originated through the PPP. During the six months ended June 30, 2021, the Company originated 755 new PPP loans totaling $56.8 million, and had a total of $77.6 million of PPP loans forgiven. As of June 30, 2021, the total of all PPP loans outstanding was $74.2 million.

For the three months ended June 30, 2021, net interest income, on a fully-taxable equivalent basis (fte), totaled $16,263,000, an increase of $6,175,000 compared to the same period in 2020. A $424.5 million increase in average loans outstanding contributed to the increased income. Net interest margin (fte) for the three months ended June 30, 2021 was 3.44%, compared to 3.25% in the same period of 2020. The tax-equivalent yield on interest-earning assets decreased 14 basis points to 3.75% during the three months ended June 30, 2021, compared to the same prior year period, while the cost of interest-bearing liabilities decreased 43 basis points to 0.43%. Net interest income (fte) for the six months ended June 30, 2021 totaled $32,244,000, which was $12,253,000 higher than the same period in 2020, due to the higher volume of interest-earning assets. The net interest margin (fte) was 3.51% in the six months ended June 30, 2021, as compared to 3.36% during the six months ended June 30, 2020. The increase in the net interest margin (fte) reflects the growth in average loans outstanding resulting from the acquisition of UpState.

Other income for the three months ended June 30, 2021, totaled $2,187,000, compared to $1,392,000 for the same period in 2020. The increase is due primarily to a $695,000 increase in service charges and fees related to the acquisition of UpState. For the six months ended June 30, 2021, other income totaled $4,176,000, compared to $3,047,000 in the 2020 period. Service charges on deposits and fees on loans increased $881,000, net, while earnings and proceeds on bank-owned life insurance policies also increased $148,000.

Other expenses totaled $9,492,000 for the three months ended June 30, 2021, an increase of $1,400,000, compared to the $8,092,000 for the same period of 2020. For the six months ended June 30, 2021, other expenses totaled $18,944,000, compared to $15,152,000 for the same period in 2020. The increases reflect the costs of operations acquired from UpState, including four new Community Offices.

Mr. Critelli commented, “Our results for the first half of 2021 reflect the positive impact of, and earnings accretion resulting from, our acquisition of UpState, as well as the continued impact of economic stimulus on our earnings and balance sheet. We look forward to continuing to serve our expanded base of stockholders and customers.”

Norwood Financial Corp is the parent company of Wayne Bank, which operates from fourteen offices throughout Northeastern Pennsylvania and sixteen offices in Delaware, Sullivan, Ontario, Otsego and Yates Counties, New York. The Company’s stock trades on the Nasdaq Global Market under the symbol “NWFL”.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 contains safe harbor provisions regarding forward-looking statements. When used in this discussion, the words “believes”, “anticipates”, “contemplates”, “expects”, and similar expressions are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected. Those risks and uncertainties include changes in federal and state laws, changes in interest rates, the risks and uncertainty posed by, and the effect and impact of, the COVID-19 pandemic on the economy and the Company’s results of operation and financial condition, the ability to control costs and expenses, demand for real estate, government fiscal and trade policies, cybersecurity and general economic conditions. The Company undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures

This release references tax-equivalent net interest income, which is a non-GAAP (Generally Accepted Accounting Principles) financial measure. Tax-equivalent net interest income was derived from GAAP interest income and net interest income using an assumed tax rate of 21%. We believe the presentation of net interest income on a tax-equivalent basis ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry practice.

The following reconciles net interest income to net interest income on a fully taxable-equivalent basis:

	Three months ended June 30		Six months ended June 30
(dollars in thousands)	2021	2020	2021	2020
Net Interest Income	$16,053	$9,867	$31,829	$19,532
Taxable equivalent basis adjustment using 21% marginal tax rate	210	221	415	459

Net interest income on a fully taxable equivalent basis	$16,263	$10,088	$32,244	$19,991

This release also references average tangible equity, which is also a non-GAAP financial measure. Average tangible equity is calculated by deducting average goodwill and other intangible assets from average stockholders’ equity. The Company believes that disclosure of tangible equity ratios enhances investor understanding of our financial position and improves the comparability of our financial data.

The following reconciles average equity to average tangible equity:

	Three months ended June 30		Six months ended June 30
(dollars in thousands)	2021	2020	2021	2020
Average equity	$199,777	$143,472	$198,689	$142,217

Average goodwill and other intangibles	(29,762)	(11,530)	(29,780)	(11,541)

Average tangible equity	$170,015	$131,942	$168,909	$130,676

Contact:   William S. Lance

Executive Vice President &

Chief Financial Officer

NORWOOD FINANCIAL CORP

570-253-8505

www.waynebank.com

NORWOOD FINANCIAL CORP.

Consolidated Balance Sheets

(dollars in thousands, except share and per share data)

(unaudited)

	June 30
	2021	2020
ASSETS
Cash and due from banks	$34,831	$15,387
Interest-bearing deposits with banks	170,342	67,989

Cash and cash equivalents	205,173	83,376

Securities available for sale	333,636	196,735
Loans receivable	1,386,654	988,679
Less: Allowance for loan losses	15,340	10,312

Net loans receivable	1,371,314	978,367
Regulatory stock, at cost	4,084	3,677
Bank premises and equipment, net	17,298	14,040
Bank owned life insurance	39,665	39,183
Foreclosed real estate owned	844	965
Accrued interest receivable	6,190	4,383
Goodwill	29,266	11,331
Other intangible assets	461	191
Other assets	17,633	22,293

TOTAL ASSETS	$2,025,564	$1,354,541

LIABILITIES
Deposits:
Non-interest bearing demand	$435,824	$284,754
Interest-bearing	1,253,117	801,484

Total deposits	1,688,941	1,086,238
Short-term borrowings	83,599	55,204
Other borrowings	36,259	50,823
Accrued interest payable	1,462	2,826
Other liabilities	14,804	16,786

TOTAL LIABILITIES	1,825,065	1,211,877

STOCKHOLDERS’ EQUITY
Preferred Stock, no par value per share, authorized 5,000,000 shares	—	—
Common Stock, $.10 par value per share, authorized: 20,000,000 shares, issued: 2021: 8,243,556 shares, 2020: 6,342,568 shares	825	634
Surplus	95,951	49,778
Retained earnings	100,818	87,939
Treasury stock, at cost: 2021: 21,568 shares, 2020: 13,778 shares	(656)	(469)
Accumulated other comprehensive income	3,561	4,782

TOTAL STOCKHOLDERS’ EQUITY	200,499	142,664

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,025,564	$1,354,541

NORWOOD FINANCIAL CORP.

Consolidated Statements of Income

(dollars in thousands, except per share data)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
INTEREST INCOME
Loans receivable, including fees	$16,102	$10,767	$32,248	$21,450
Securities	1,356	1,063	2,468	2,242
Other	59	19	102	25

Total Interest income	17,517	11,849	34,818	23,717

INTEREST EXPENSE
Deposits	1,205	1,630	2,459	3,420
Short-term borrowings	73	73	142	184
Other borrowings	186	279	388	581

Total Interest expense	1,464	1,982	2,989	4,185

NET INTEREST INCOME	16,053	9,867	31,829	19,532
PROVISION FOR LOAN LOSSES	1,500	1,300	3,000	2,000

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	14,553	8,567	28,829	17,532

OTHER INCOME
Service charges and fees	1,532	837	2,782	1,901
Income from fiduciary activities	181	175	341	328
Net realized gains on sales of securities	—	—	21	38
Gains on sales of loans, net	109	65	138	121
Earnings and proceeds on life insurance policies	194	212	568	420
Other	171	103	326	239

Total other income	2,187	1,392	4,176	3,047

OTHER EXPENSES
Salaries and employee benefits	5,171	3,289	10,125	7,065
Occupancy, furniture and equipment	1,186	906	2,406	1,875
Data processing and related operations	562	466	1,166	903
Taxes, other than income	229	214	534	427
Professional fees	343	225	883	443
FDIC Insurance assessment	154	42	335	42
Foreclosed real estate	13	(2)	42	14
Amortization of intangibles	34	21	68	44
Merger related	—	1,597	0	1,597
Other	1,800	1,334	3,385	2,742

Total other expenses	9,492	8,092	18,944	15,152

INCOME BEFORE TAX	7,248	1,867	14,061	5,427
INCOME TAX EXPENSE	1,493	379	2,765	860

NET INCOME	$5,755	$1,488	$11,296	$4,567

Basic earnings per share	$0.70	$0.24	$1.38	$0.73

Diluted earnings per share	$0.70	$0.24	$1.38	$0.73

NORWOOD FINANCIAL CORP.

Financial Highlights (Unaudited)

(dollars in thousands, except per share data)

For the Three Months Ended June 30	2021	2020
Net interest income	$16,053	$9,867
Net income	5,755	1,488

Net interest spread (fully taxable equivalent)	3.32%	3.03%
Net interest margin (fully taxable equivalent)	3.44%	3.25%
Return on average assets	1.15%	0.45%
Return on average equity	11.59%	4.17%
Return on average tangible equity	13.63%	4.54%
Basic earnings per share	$0.70	$0.24
Diluted earnings per share	$0.70	$0.24

For the Six Months Ended June 30	2021	2020
Net interest income	$31,829	$19,532
Net income	11,296	4,567

Net interest spread (fully taxable equivalent)	3.39%	3.12%
Net interest margin (fully taxable equivalent)	3.51%	3.36%
Return on average assets	1.16%	0.72%
Return on average equity	11.49%	6.46%
Return on average tangible equity	13.53%	7.03%
Basic earnings per share	$1.38	$0.73
Diluted earnings per share	$1.38	$0.73

As of June 30	2021	2020
Total assets	$2,025,564	$1,354,541
Total loans receivable	1,386,654	988,679
Allowance for loan losses	15,340	10,312
Total deposits	1,688,941	1,086,238
Stockholders’ equity	200,499	142,664
Trust assets under management	180,602	149,535

Book value per share	$24.47	$22.62
Tangible book value per share	$20.85	$20.80
Equity to total assets	9.90%	10.53%
Allowance to total loans receivable	1.11%	1.04%
Nonperforming loans to total loans	0.28%	0.30%
Nonperforming assets to total assets	0.24%	0.29%

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets (unaudited)
(dollars in thousands)

	June 30	March	December 31	September 30	June 30
	2021	2021	2020	2020	2020
ASSETS
Cash and due from banks	$34,831	$20,364	$19,445	$23,874	$15,387
Interest-bearing deposits with banks	170,342	190,135	92,248	100,566	67,989

Cash and cash equivalents	205,173	210,499	111,693	124,440	83,376
Securities available for sale	333,636	275,224	226,586	197,436	196,735
Loans receivable	1,386,654	1,421,568	1,410,732	1,414,662	988,679
Less: Allowance for loan losses	15,340	14,509	13,150	11,674	10,312

Net loans receivable	1,371,314	1,407,059	1,397,582	1,402,988	978,367
Regulatory stock, at cost	4,084	4,043	3,981	3,876	3,677
Bank owned life insurance	39,665	39,471	39,608	39,400	39,183
Bank premises and equipment, net	17,298	17,648	17,814	18,124	14,040
Foreclosed real estate owned	844	844	965	965	965
Goodwill and other intangibles	29,727	29,785	29,820	30,778	11,522
Other assets	23,823	25,263	23,815	24,100	26,676

TOTAL ASSETS	$2,025,564	$2,009,836	$1,851,864	$1,842,107	$1,354,541

LIABILITIES
Deposits:
Non-interest bearing demand	$435,824	$415,395	$359,559	$372,237	$284,754
Interest-bearing deposits	1,253,117	1,269,793	1,175,826	1,143,685	801,484

Total deposits	1,688,941	1,685,188	1,535,385	1,515,922	1,086,238
Borrowings	119,858	112,283	105,762	115,732	106,027
Other liabilities	16,266	17,258	15,932	19,906	19,612

TOTAL LIABILITIES	1,825,065	1,814,729	1,657,079	1,651,560	1,211,877

STOCKHOLDERS’ EQUITY	200,499	195,107	194,785	190,547	142,664

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,025,564	$2,009,836	$1,851,864	$1,842,107	$1,354,541

NORWOOD FINANCIAL CORP.
Consolidated Statements of Income (unaudited)
(dollars in thousands, except per share data)

	June 30	March 31	December 31	September 30	June 30
Three months ended	2021	2021	2020	2020	2020
INTEREST INCOME
Loans receivable, including fees	$16,102	$16,146	$16,336	$16,260	$10,767
Securities	1,356	1,112	1,064	1,031	1,063
Other	59	43	29	18	19

Total interest income	17,517	17,301	17,429	17,309	11,849

INTEREST EXPENSE
Deposits	1,205	1,255	1,514	1,676	1,630
Borrowings	259	270	301	303	352

Total interest expense	1,464	1,525	1,815	1,979	1,982

NET INTEREST INCOME	16,053	15,776	15,614	15,330	9,867
PROVISION FOR LOAN LOSSES	1,500	1,500	1,600	1,850	1,300

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	14,553	14,276	14,014	13,480	8,567

OTHER INCOME
Service charges and fees	1,532	1,247	1,913	1,301	837
Income from fiduciary activities	181	160	150	205	175
Net realized gains on sales of securities	—	21	—	33	—
Gains on sales of loans, net	109	29	241	164	65
Earnings and proceeds on life insurance policies	194	374	208	217	212
Other	171	158	149	152	103

Total other income	2,187	1,989	2,661	2,072	1,392

OTHER EXPENSES
Salaries and employee benefits	5,171	4,953	5,243	4,812	3,289
Occupancy, furniture and equipment, net	1,186	1,220	1,165	1,109	906
Foreclosed real estate	13	30	8	31	(2)
FDIC insurance assessment	154	181	213	144	42
Merger related	—	—	66	386	1,597
Other	2,968	3,068	3,214	2,898	2,260

Total other expenses	9,492	9,452	9,909	9,380	8,092

INCOME BEFORE TAX	7,248	6,813	6,766	6,172	1,867
INCOME TAX EXPENSE	1,493	1,271	1,253	1,173	379

NET INCOME	$5,755	$5,542	$5,513	$4,999	$1,488

Basic earnings per share	$0.70	$0.68	$0.67	$0.62	$0.24

Diluted earnings per share	$0.70	$0.67	$0.67	$0.62	$0.24

Book Value per share	$24.47	$23.82	$23.72	$23.30	$22.62
Tangible Book Value per share	20.85	20.20	20.10	19.55	20.80

Return on average assets (annualized)	1.15%	1.18%	1.18%	1.11%	0.45%
Return on average equity (annualized)	11.59%	11.39%	11.32%	10.64%	4.17%
Return on average tangible equity (annualized)	13.63%	13.42%	13.46%	11.75%	4.54%

Net interest spread (fte)	3.32%	3.46%	3.50%	3.55%	3.03%
Net interest margin (fte)	3.44%	3.59%	3.65%	3.73%	3.25%

Allowance for loan losses to total loans	1.11%	1.02%	0.93%	0.83%	1.04%
Net charge-offs to average loans (annualized)	0.19%	0.04%	0.04%	0.14%	0.03%
Nonperforming loans to total loans	0.28%	0.22%	0.24%	0.29%	0.30%
Nonperforming assets to total assets	0.24%	0.20%	0.24%	0.27%	0.29%